Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT 99.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 5, 2002

AMBASSADORS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-26420	91-1688605

(Commission File Number)	(I.R.S. Employer Identification No.)

Dwight D. Eisenhower Building, 110 So. Ferrall St.,
Spokane, Washington 99202

(Address of Principal Executive Offices) (Zip Code)

(509) 534-6200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     In a press release dated February 5, 2002, Ambassadors International, Inc. (the “Company”) announced that the Securities and Exchange Commission declared effective the Form 10 Registration Statement for the spin-off of its subsidiary, Ambassadors Group, Inc., formerly known as Ambassadors Education Group, Inc. (“Education Group”) and the distribution to the Company’s shareholders of all of the issued and outstanding shares of common stock of the Education Group. As previously reported, the Company’s Board of Directors approved a dividend of Education Group common stock to the Company’s stockholders of record on February 4, 2002. The February 5, 2002 press release is attached as Exhibit 99.1 to this Form 8-K, and is incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

     The following exhibits are filed herewith:

Exhibit Nos.	Description of Exhibits

99.1	Press Release dated February 5, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2002	AMBASSADORS INTERNATIONAL, INC

	By	/s/ John A. Ueberroth

John A. Ueberroth, President